SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

June 27, 2012

Date of Report (Date of Earliest Event Reported)

Iron Eagle Group, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-22965	27-1922514
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

61 West 62nd Street, Suite 23F
New York, New York	10023
(Address of principal executive offices)	(Zip Code)

(888) 481-4445

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On June 27, 2012, Iron Eagle Group, Inc. (the “Company”) dismissed The Hall Group, CPAs, its current independent registered public accounting firm, due to management's belief that the newly appointed independent registered public accounting firm is better suited to provide the registrant's audit needs.

The report of the Hall Group on the Company’s consolidatedfinancial statements as of and for the fiscal year ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report contained a going concern qualification as to the ability of the Company to continue as a going concern.

The decision to dismiss its independent registered public accounting firm was approved by the Company’s board of directors.

During the Company’s fiscal years ended December 31, 2010 and 2009 and the subsequent period through the date of dismissal, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which if not resolved to the satisfaction of the Hall Group, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(b)  On June 27, 2012, the Company’s board of directors engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the year ended December 31, 2011.  On July 3, 2012 Marcum informed the Copany that they had completed their acceptance process. The Company did not consult with the Marcum during the years ended December 31, 2010 and 2009 or any subsequent interim periods preceding the engagement of Marcum regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion Marcum might render on the Company’s consolidated financial statements.

In accordance with the rules of the Securities and Exchange Commission, the Company provided the Hall Group a copy of the disclosures made under this current report on Form 8-K, Item 4.01 and requested the Hall Group to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not the Hall Group agrees with the above statements. Such letter is attached as Exhibit 16.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

No.            Description

16.1             Letter from The Hall Group, CPA dated June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.

July 6, 2012

By:      /s/ Jason Shapiro

Jason Shapiro

Chief Financial Officer

3